Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

         In connection with the Annual Report on Form 10-K for the period ended December 31, 2003 of Maritrans Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter T. Bromfield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m(a) or ss. 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    /s/ Walter T. Bromfield
    -----------------------
    Walter T. Bromfield
    Chief Financial Officer
    March 12, 2004